                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: May 17, 2005
---------------------------
(Date of earliest event reported)

                  Wachovia Commercial Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

    North Carolina              333-120922-03              56-1643598
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   (State or Other               (Commission            (I.R.S. Employer
   Jurisdiction of               File Number)          Identification No.)
    Incorporation)

 301 South College Street, Charlotte, North Carolina             28288-0166
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      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (704) 374-6161

ITEM 8.01. OTHER EVENTS.

         Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange
Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co.
Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter"))
prepared by Wachovia Capital Markets, LLC which are hereby filed pursuant to the
Kidder Letter.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

Item 601(a)
of Regulation S-K

Exhibit No.                   Description
-----------                   -----------
   (99)                       Computational Materials prepared by Wachovia
                              Capital Markets, LLC in connection with Wachovia
                              Commercial Mortgage Securities, Inc., Commercial
                              Mortgage Pass-Through Certificates, Series
                              2005-C18

                                      -2-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the
Registrant by the undersigned thereunto duly authorized.

                                                  WACHOVIA COMMERCIAL MORTGAGE
                                                  SECURITIES, INC.

                                                  By: /s/  William J. Cohane
                                                      --------------------------
                                                      Name:  William J. Cohane
                                                      Title: Managing Director

Date: May 17, 2005

                                      -3-

                                INDEX TO EXHIBITS
                                -----------------

                                                                                    Paper (P) or
Exhibit No.          Description                                                   Electronic (E)
-----------          -----------                                                   --------------

  (99.1)             Computational Materials prepared by Wachovia Capital                 E
                     Markets, LLC in connection with Wachovia Commercial
                     Mortgage Securities, Inc., Commercial Mortgage Pass-Through
                     Certificates, Series 2005-C18